1Q10 Earnings Conference Call Supplemental Materials April 20, 2010 Exhibit 99.2

Forward Looking Statements
Safe Harbor
Statements contained in this presentation which are
not historical facts and which pertain to future
operating results of IBERIABANK Corporation and its
subsidiaries constitute “forward-looking statements”
within the meaning of the Private Securities Litigation
Reform Act of 1995. These forward-looking
statements involve significant risks and uncertainties.
Actual results may differ materially from the results
discussed in these forward-looking statements.
Factors that might cause such a difference include,
but are not limited to, those discussed in the
Company’s periodic and other filings with the SEC.

3 Introductory Comments

Introductory Comments
Summary - Position
Favorable Balance Sheet Composition
Very Balanced; Core Funded; Low C&D Exposure
Continued Good Asset Quality; Extraordinary Capital
Favorable Interest Rate And Credit Risk Positioning
Some of the Highest Capital Ratios of Bank Holding
Companies with More Than $5 Billion in Assets
Approximately $1.1 Billion in Excess Cash
Future Growth Engines in Multiple Markets
Strategic Recruiting Continued During The 1
st
Quarter
Fortunately, We Avoided What Ails The Banking Industry
Remain Well Positioned For Future Opportunities

Introductory Comments
Strategic Goals & Priorities
•
Double-Digit Annual EPS Growth
•
ROTE Of 23% - 25%
•
Bank Tangible Efficiency < 50%
•
Top Quartile Asset Quality
•
Develop Memphis, Mobile & Houston
•
Deepen Share In Little Rock, Baton Rouge,
New Orleans, And Shreveport
•
Expand Wealth Management/Financial
Advisory Business
•
Provide Depth For Unusual Opportunities
•
Grind Our Way Through The Credit Cycle
Strategic
Strategic
Goals
Goals
18-Month
18-Month
Priorities
Priorities

7 Financial Overview

Introductory Comments
Summary – 1Q10 and 3/31/10
T/E Net Interest Income Up $11.6mm (+19%)
Credit Quality Statistics Excluding FDIC Covered Assets:
•
NPA/Assets = 1.01% (0.91% in 4Q09)
•
30+ Days Past Due = 2.04% (1.69% in 4Q09)
•
Loan Loss Reserve/Loans = 1.53% (1.36% in 4Q09)
•
Net COs/Avg Loans = 0.41% (0.22% in 4Q09)
•
Provision = $13mm ($9mm in 4Q09)
$ 0.9mm Investment Sale Gains in 1Q10 ($0.8mm Gain in 4Q09)
One-Time Acquisition Related Costs = $2.3 mm ($7.9mm in
4Q09)
EPS = $0.59, Up 64% from 1Q09

Financial Overview
Favorable Balance Sheet Growth
1Q10 Results
1Q10 Results
•
Loans -$45mm, -1%
•
Deposits +$399mm +5%
•
Loan/Deposits = 74%
•
Equity = +$338mm, +35%
•
Equity/Assets = 10.72%
•
Tier 1 Leverage = 11.64%
•
Div Payout = 70.0%
•
ROA = 0.53%
•
ROE = 4.98%
•
ROTE = 6.94%
•
Efficiency Ratio = 69%
•
Tang Eff. Ratio = 66%
•
BV/Share = $48.29
•
Tang BV/Share = $38.60

New Markets Loans 10 data through April 19, 2010

New Markets Non-Core Deposits 11 data through April 19, 2010 Non-Core Deposits Include Qwik Rate and Brokered Deposits Loans are Gross of Discounts and MVAs

New Markets Core Deposits 12 Deposit data through April 19, 2010

Financial Overview
Trends - Mortgage Interest Rates
Source: Bloomberg
Conforming
Rates
Remain Low
Refi Activity
Beginning To
Moderate
Sales
Spreads
Remain
Favorable
Improved
Competitive
Dynamics In
Mortgage
Business

Financial Overview
Trends – Jumbo Mortgage Rates
Source: Bloomberg
Subprime Mtg.
Market Gone &
Alt-A Market Is
Stalled
Jumbo Spread
Has Narrowed
Considerably
Mix Of FHA/VA
& Conforming
Product
In  March,
43% Of Our
Production
Was FHA/VA
And 43% Was
Conventional

Financial Overview
Mortgage Quarterly Revenues
In 1Q10 Closed
$295mm (-16%
Vs. 4Q09)
In 1Q10 Sold
$287mm (-14%
Vs. 4Q09)
5   Highest
Revenue Quarter
in Company
History
1Q10 Vs. 4Q09:
13% Decrease In
Mtg. Revenues
$169mm Locked
Pipeline 4/16/10
th

16 Financial Overview Title Insurance Qtrly Revenues Title & Mortgage Footprints Don’t Necessarily Overlap 1Q10: $3.7mm In Revenues (-10% Vs. 4Q09) Impairment Recorded in 4Q09 Totaling $9.7 mm

Financial Overview
Quarterly Repricing Schedule
Excess Cash Methodically Being Deployed
Favorable Repricing Opportunities
Includes Orion Bank and Century Bank Acquisitions
1Q10 2Q10 3Q10 4Q10 1Q11
Cash Equivalents 951.3 $              - $       - $       - $       - $
1.09% 0.00% 0.00% 0.00% 0.00%
Investments 367.8 $              159.6 $    126.4 $    94.0 $     74.1 $
2.02% 4.09% 3.99% 4.21% 4.41%
Loans 3,953.8 $           378.2 $    269.9 $    291.1 $    193.6 $
3.65% 6.22% 6.24% 6.02% 6.47%
Time Deposits 632.5 $              624.1 $    511.5 $    398.6 $    304.9 $
1.96% 2.20% 1.99% 1.89% 2.06%
Borrowed Funds 491.2 $              52.8 $     14.7 $     39.7 $     7.2 $
1.40% 3.56% 4.36% 3.82% 3.63%

Financial Overview
Interest Rate Simulations
Source: Bancware model, as of March 31, 2010 Source: Bancware model, as of March 31, 2010
12/31/2009
Excluding
Orion and
Century
12/31/2009
Consolidated
3/31/2010
Excluding
Orion and
Century
3/31/2010
Consolidated
12/31/2009
Excluding
Orion and
Century
3/31/2010
Excluding
Orion and
Century
+200 bps
4.0% 10.5% 9.2% 16.6% -3.8% -3.3%
+100 bps
1.3% 4.9% 4.1% 7.7% -1.4% -1.2%
Base Case
0.0% 0.0% 0.0% 0.0% 0.0% 0.0%
-100 bps
-3.7% -3.9% -1.9% -1.3% -0.8% -1.0%
-200 bps
-8.4% -7.3% -4.4% -2.6% -5.1% -4.3%
Blue Chip
-0.6% -0.6% 0.0% 0.8% -1.6% -1.3%
Forward Curve
1.2% 2.2% -0.1% 0.3% -3.4% -2.3%
Change in Net Interest Income
Change in Economic
Value of Equity

19 Capital

Capital
Summary – Equity Capital Raise 1Q10

Underwritten Public Offering of 5,973,207 Shares of
Common Stock - Closed on March 8, 2010.
Closing Price = $57.75 Per Share
Gross Proceeds = $345 Million – Including Exercise of
Underwriters’ Over-Allotment Option
Net Proceeds After Expenses - Approximately $329 Million
File/Offer = -0.3%, Price/52-Week High = -1.7%
Third Common Stock Offering Since December 2008 – Total
Net Proceeds Raised Was Approximately $603 Million.
Post Capital Raise – IBKC Held the Highest Tangible
Common Equity Ratio and Highest Tier 1 Leverage Ratio of
Publicly Traded Bank Holding Companies with Assets in
Excess of $5 Billion (Pro Forma as of December 31, 2009).

Capital
Last Trade/Offer – Peer Equity Offerings

Many Recent
Common Stock
Offerings Were
Issued At large
Discounts to
Pre-Offer
Trading Levels
Range of 0% to
-18% with a
Median
Discount of
-6%
Our Offering
Was Completed
Close to No
Discount

Capital
52 Week High/Offer – Peer Equity Offerings

Many Other
Offerings Were
Completed at
Low Trading
Prices As
Indicated By
Discount From
52-Week High
Our Offering
Was At A
Level Of 2%
Below Our 52-
Week High
Median For
The Group
Was 60%
Below The 52-
Week High

Capital Annual Change In Stock Price 23

24 Capital Last 12 Months Price Change By Index Source: SNL Through April 19, 2010

25 Capital 3 Years Price Change By Index Source: SNL Through April 19, 2010

26 Asset Quality

Asset Quality
Loan Portfolio Mix
% based on gross portfolio – excluding discounts on
loans acquired in FDIC-assisted transactions
$000s % of CRE
%
Loans
C&D-IBERIABANK fsb 63,911 $         4% 1%
C&D-IBERIABANK 258,830          17% 4%
CRE-Owner Occupied 569,558          37% 8%
CRE-Non-Owner Occupied 656,899          42% 10%
Total Commercial RE 1,549,199 $    100% 23%
Residential
6%
Home Equity
7%
Credit Card
1%
Automobile
0%
Indirect
Automobile
4%
Other Consumer
1%
Business
16%
Commercial RE
23%
All Other Loans
3%
CapitalSouth
Gross
Loans = 4%,
Discount = 2%
Orion
Gross
Loans = 13%,
Discount = 11%
Century
Gross
Loans = 6%,
Discount = 4%
indicates loan discount

Asset Quality
IBERIABANK fsb
Builder Loan
Exposure
# Of Loans $ Funded % Of Line Average
Funded Committed Committed %Total Funded $ Funded
Builder Loans
Memphis Area 2,952 $        2,952 $       14              39.9% 100% 210,840 $
North Mississippi -              -              -             0.0% -- --
Little Rock 1,433           1,442          9                19.4% 99% 159,219 $
Northeast Ark. 515             571             6                7.0% 90% 85,845 $
Northwest Ark. 2,505           2,692          23              33.8% 93% 108,910 $
Total 7,405 $        7,657 $       52              100.0% 97% 142,399 $
On 12/31/09 9,237 $       9,510 $       57             100.0% 97% 162,048 $
By Dollar Amount ($000)
Development Lot House <100% House 100% Development House <100% House 100%
Loans Loans Complete Complete Loans Lots Complete Complete
Memphis Area 979 $              872 $          - $              1,100 $         1 58 0 8
North Mississippi -                 -              -                -               0 0 0 0
Little Rock 800                146             -                487               1 5 0 4
Northeast Ark. -                 84               208                223               0 3 2 1
Northwest Ark. -                 604             -                1,901            0 15 0 10
     Total 1,779 $           1,706 $       208 $             3,711 $         2 81 2 23
On 12/31/09 2,511 $          2,467 $       77 $              4,182 $         2 93 1 24
% Of Total - 3/10/10 24% 23% 3% 50% 2% 75% 2% 21%
% Of Total - 12/31/09 27% 27% 1% 45% 2% 78% 1% 20%
By Dollar Amount ($000) Number
% Balance
Funded Loans Discounts & % Discounts &
Balance Current 30-59 60-89 > 90 Nonaccrual Reserves Nonaccrual Reserves
Builder Loans
Memphis Area 2,952 $         - $        61 $         - $        - $        2,891 $         108 $           97.9% 3.66%
North Mississippi -               -           -           -           -           -               -              -- --
Little Rock 1,433           622          -           -           -           811               16               56.6% 1.14%
Northeast Ark. 515              480          -           -           -           35                14               6.8% 2.65%
Northwest Ark. 2,505           634          225          -           -           1,646            111              65.7% 4.41%
     Total 7,405 $         1,736 $    286 $        - $        - $        5,384 $         249 $           72.7% 3.36%
On 12/31/09 9,237 $        2,241 $    - $        - $        - $        6,996 $         1,482 $        75.7% 16.05%
By Dollar Amount ($000)
# Of Days Past Due

Note: Excludes Covered Loans
# Of Loans $ Funded % Of Line Average
Funded Committed Committed %Total Funded $ Funded
Holding Co & Admin - $           - $                1                0.0% -- - $
Lafayette 50,547         69,090             146             19.5% 73% 346,209 $
Community Bank 3,678           3,833               126             1.4% 96% 29,188 $
Baton Rouge 17,678         25,848             46              6.8% 68% 384,301 $
New Orleans 92,444         106,082           72              35.7% 87% 1,283,943 $
Northshore 16,441         17,449             21              6.4% 94% 782,892 $
Regional Commercial South 18,662         20,329             7                7.2% 92% 2,666,011 $
Shreveport 12,988         16,305             13              5.0% 80% 999,113 $
NE Louisiana 1,945           3,953               46              0.8% 49% 42,279 $
Regional Commercial North 32,623         42,131             10              12.6% 77% 3,262,280 $
Mobile 4,098           4,098               3
Mortgage - RIC 7,727           11,259             45              3.0% 69% 171,709 $
Total 258,830 $    320,377 $         536             100.0% 81% 482,892 $
On 12/31/09 248,148 $    313,240 $        552            100.0% 79% 449,544 $
By Dollar Amount ($000)
Construction & Development
Loans (1A)
Holding Co & Admin
Lafayette
Community Bank
Baton Rouge
New Orleans
Northshore
Regional Commercial South
Shreveport
NE Louisiana
Regional Commercial North
Mobile
Mortgage - RIC
Total
On 12/31/09
Construction & Development
Loans (1A)
<100% 100% <100% 100%
Complete Complete Complete Complete
- $             - $                0 1
5,283 45,264 18 128
405 3,273 1 125
4,575 13,103 12 34
21,971 70,473 11 61
6,915 9,526 3 18
350 18,312 5 2
3,630 9,359 4 9
467 1,478 5 41
8,884 23,739 4 6
- 4,098 0 3
2,460 5,267 20 25
54,940 $        203,890 $        83 453
59,943 $       188,205 $       93 459
By Dollar Amount ($000) Number
Asset Quality
IBERIABANK
Builder & Non-Builder
C&D Loan Exposure
Holding Co & Admin
Lafayette
Community Bank
Baton Rouge
New Orleans
Northshore
Regional Commercial South
Shreveport
NE Louisiana
Regional Commercial North
Mobile
Mortgage - RIC
Total
On 12/31/09
Construction & Development
Loans (1A)
% Balance
Funded Loans Discounts & % Discounts &
Balance Current 30-59 60-89 > 90 Nonaccrual Reserves Nonaccrual Reserves
- $           - $        - $  - $  - $     - $          - $          -- --
50,547 50,338 115 - 80 13 839 0.0% 1.66%
3,678 3,564 95 - - 19 31 0.5% 0.83%
17,678 17,678 - - - - 287 0.0% 1.62%
92,444 81,199 - - - 11,245 8,055 12.2% 8.71%
16,441 16,312 - - - 128 498 0.8% 3.03%
18,662 18,662 - - - - 216 0.0% 1.16%
12,988 12,988 - - - - 189 0.0% 1.46%
1,945 1,889 - - - 56 20 2.9% 1.01%
32,623 32,623 - - - - 540 0.0% 1.66%
4,098 4,098 - - - - 48
7,727 5,444 156 108 393 1,626 30 21.0% 0.38%
258,830 $    244,796 $ 366 $ 108 $ 473 $    13,087 $     10,752 $     5.1% 4.15%
248,148 $   244,695 $ 309 $ 632 $ 1,255 $ 1,257 $      3,504 $      0.5% 1.41%
By Dollar Amount ($000)
# Of Days Past Due

Asset Quality
1Q10 Compared To Prior Quarters
Note: Includes FDIC Assisted Acquisitions
($thousands)
3Q09 4Q09 1Q10 3Q09 4Q09 1Q10 3Q09 4Q09 1Q10
Nonaccruals 100,649 $ 865,494 $   792,148 $   22,655 $ 27,947 $   24,569 $   123,304 $    893,441 $    816,717 $
OREO & Foreclosed 11,872 62,811 38,706 11,192 11,281 11,436 23,065 74,092 50,142
90+ Days Past Due 2,047 42,184 58,259 2,651 1,767 1,316 4,698 43,952 59,575
Nonperforming Assets 114,568 $ 970,489 $   889,113 $   36,498 $ 40,996 $   37,321 $   151,066 $    1,011,485 $ 926,434 $
NPAs/Assets 2.34% 12.05% 10.24% 2.43% 2.68% 2.27% 2.34% 10.43% 8.91%
NPAs/(Loans + OREO) 3.38% 20.05% 18.67% 3.90% 4.03% 3.64% 3.50% 17.27% 16.00%
LLR/Loans 0.94% 0.72% 0.93% 1.86% 2.12% 1.98% 1.13% 0.96% 1.11%
Net Charge-Offs/Loans 1.13% 0.04% 0.13% 6.16% 0.78% 1.41% 2.26% 0.18% 0.36%
Past Dues:
30-89 Days Past Due 34,476 $   199,558 $   110,121 $   7,457 $  9,461 $     7,647 $     41,933 $      209,019 $    117,769 $
90+ days Past Due 2,047 42,184 58,259 2,651 1,767 1,316 4,698 43,952 59,575
Nonaccual Loans 100,649 865,494 792,148 22,655 27,947 24,569 123,304 893,441 816,717
Total 30+ Past Dues 137,172 $ 1,107,236 $ 960,528 $   32,763 $ 39,176 $   33,533 $   169,935 $    1,146,412 $ 994,061 $
% Loans 4.07% 23.17% 20.33% 3.54% 3.90% 3.30% 3.95% 19.82% 17.32%
Loan Mix:
Commercial 62.7% 61.6% 61.9% 64.9% 67.8% 69.1% 63.1% 62.7% 63.0%
Consumer 13.1% 11.7% 11.8% 20.9% 19.0% 18.5% 14.8% 13.0% 13.0%
Mortgage 14.0% 19.6% 19.2% 7.3% 6.8% 6.4% 12.6% 17.3% 17.1%
Business Banking 2.3% 1.7% 1.6% 2.3% 2.1% 2.0% 2.3% 1.7% 1.7%
Indirect 7.9% 5.4% 5.5% 0.0% 0.0% 0.0% 6.2% 4.5% 4.5%
Credit Cards 0.0% 0.0% 0.0% 4.6% 4.3% 4.0% 1.0% 0.8% 0.7%
Total Loans 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0%
IBERIABANK fsb IBERIABANK Corporation IBERIABANK

Asset Quality
Loans Past Due + Non-Accruals
By Entity: 12/31/08 3/31/09 6/30/09 9/30/09 12/31/09 3/31/10
IBERIABANK (Ex-FDIC Covered Assets)
     30+ days past due 0.69% 0.31% 0.33% 0.32% 0.58% 0.67%
     Non-accrual 0.22% 0.54% 0.47% 0.45% 0.38% 0.94%
     Total Past Due 0.92% 0.85% 0.80% 0.77% 0.96% 1.61%
IBERIABANK fsb
     30+ days past due 1.57% 1.85% 1.73% 1.09% 1.12% 0.88%
     Non-accrual 2.53% 2.12% 1.68% 2.45% 2.78% 2.42%
     Total Past Due 4.10% 3.97% 3.41% 3.54% 3.90% 3.30%
Consolidated (Ex-FDIC Covered Assets)
     30+ days past due 0.89% 0.65% 0.64% 0.50% 0.72% 0.73%
     Non-accrual 0.74% 0.90% 0.74% 0.92% 0.97% 1.31%
     Total Past Due 1.63% 1.55% 1.38% 1.42% 1.69% 2.04%
CapitalSouth Only
     30+ days past due 7.62% 7.59% 10.01%
     Non-accrual 24.64% 29.68% 23.97%
     Total Past Due 32.26% 37.27% 33.98%
Orion Only
     30+ days past due 16.54% 8.56%
     Non-accrual 57.58% 59.86%
     Total Past Due 74.12% 68.42%
Century Only
     30+ days past due 10.52% 10.81%
     Non-accrual 53.50% 43.73%
     Total Past Due 64.02% 54.54%
Consolidated With FDIC Covered Assets
     30+ days past due 1.08% 4.37% 3.09%
     Non-accrual 2.87% 15.45% 14.23%
     Total Past Due 3.95% 19.82% 17.32%
Loans Past Due
Loans Past Due 30 Days Or More And Nonaccruing Loans As % Of Loans Outstanding

Asset Quality
Trends – Entity NPAs & Past Dues
Note: Includes FDIC Assisted Acquisitions
(Dollars in $000s) 1Q09 2Q09 3Q09 4Q09 1Q10 $Chg
3/31/09 6/30/09 9/30/09 12/31/09 3/31/10 Last Qtr.
Nonaccrual IBERIABANK 15,883 $           14,110 $           100,649 $         865,494 $         792,148 $         (73,346) $
IBERIABANK fsb
17,867 14,409 22,655 27,947 24,569 (3,378)
Consolidated 33,750 $           28,519 $           123,304 $         893,441 $         816,718 $         (76,724) $
OREO & Foreclosed Assets IBERIABANK 1,692 $            1,199 $            11,872 $           62,811 $           38,706 $           (24,105) $
IBERIABANK fsb
14,336 16,153 11,192 11,281 11,436 155
Consolidated 16,028 $           17,352 $           23,065 $           74,092 $           50,142 $           (23,950) $
Accruing 90+ Days Past Due IBERIABANK 1,655 $            3,596 $            2,047 $            42,184 $           58,259 $           16,075 $
IBERIABANK fsb
1,297 9,663 2,651 1,767 1,316 (451)
Consolidated 2,952 $            13,259 $           4,698 $            43,952 $           59,575 $           15,623 $
Total NPAs IBERIABANK 19,229 $           18,905 $           114,568 $         970,489 $         889,113 $         (81,376) $
IBERIABANK fsb
33,500 40,225 36,498 40,996 37,321 (3,674)
Consolidated 52,730 $           59,130 $           151,066 $         1,011,485 $      926,434 $         (85,051) $
NPAs / Total Assets IBERIABANK 0.48% 0.45% 2.34% 12.05% 10.24%
IBERIABANK fsb 2.31% 2.78% 2.43% 2.68% 2.27%
Consolidated 0.95% 1.04% 2.34% 10.43% 8.91%
30-89 Days Past Due IBERIABANK 7,278 $            6,195 $            34,476 $           199,558 $         110,121 $         (89,436) $
IBERIABANK fsb
14,232 5,209 7,457 9,461 7,647 (1,814)
Consolidated 21,510 $           11,404 $           46,630 $           209,019 $         117,769 $         (91,250) $
30-89 Days PDs / Loans IBERIABANK 0.25% 0.21% 1.02% 4.18% 2.33%
IBERIABANK fsb 1.69% 0.61% 0.81% 0.94% 0.75%
Consolidated 0.57% 0.30% 1.08% 3.61% 2.05%

Asset Quality
Trends – Entity LLR & Net COs
(Dollars in $000s) 1Q09 2Q09 3Q09 4Q09 1Q10 $Chg
3/31/09 6/30/09 9/30/09 12/31/09 3/31/10 Last Qtr.
Loan Loss Reserve* IBERIABANK 27,866 $     30,098 $         31,629 $         34,431 $         43,763 $         9,332 $
IBERIABANK fsb
13,796        16,231            17,158            21,337            20,112 (1,225)
Consolidated 41,662 $     46,329 $         48,787 $         55,768 $         63,875 $         8,107 $
LLR / Total Loans IBERIABANK 0.96% 1.01% 0.94% 0.72% 0.93%
IBERIABANK fsb
1.64% 1.89% 1.86% 2.12% 1.98%
Consolidated 1.11% 1.21% 1.13% 0.96% 1.11%
Net Charge-Offs IBERIABANK 1,052 $       553 $              8,943 $           419 $              1,530 $           1,111 $
IBERIABANK fsb
1,190          2,562              14,041            1,865              3,564              1,699
Consolidated 2,242 $       3,116 $           22,984 $         2,284 $           5,094 $           2,810 $
Net COs/Avg Loans IBERIABANK 0.15% 0.08% 1.13% 0.04% 0.13%
IBERIABANK fsb
0.58% 1.22% 6.16% 0.78% 1.41%
Consolidated 0.24% 0.33% 2.26% 0.18% 0.36%
LLR Coverage Of NPAs IBERIABANK 145% 159% 28% 4% 5%
IBERIABANK fsb
41% 40% 47% 52% 54%
Consolidated 79% 78% 32% 6% 7%
*
Does not include loan discounts associated with acquisitions.

Asset Quality
Loan Mix And 30 Days+ Past Due
(Dollars in $000s) 1Q09 2Q09 3Q09 4Q09 1Q10** 1Q10
3/31/09 6/30/09 9/31/09 12/31/09 3/31/10 3/31/10
% of Outstandings Commercial 59.5% 60.9% 63.1% 62.7% 65.3% 63.0%
Mortgage 13.6% 12.5% 12.6% 17.3% 10.6% 17.1%
Consumer 16.1% 15.9% 14.8% 13.0% 14.6% 13.0%
Indirect 7.0% 7.1% 6.2% 4.5% 6.2% 4.5%
Business Banking 2.8% 2.6% 2.3% 1.7% 2.3% 1.7%
Credit Cards 1.0% 1.0% 1.0% 0.8% 1.0% 0.7%
Total Loans 100.0% 100.0% 100.0% 100.0% 100.0% 100.0%
Past Due 30+ Days* Commercial 1.82% 1.45% 4.82% 24.62% 2.15% 21.17%
Mortgage 0.85% 1.25% 4.25% 17.52% 1.78% 16.61%
Consumer 1.53% 1.20% 1.82% 9.74% 2.06% 8.06%
Indirect 0.97% 1.06% 1.05% 1.19% 1.01% 1.01%
Business Banking 0.83% 1.29% 1.33% 2.17% 2.73% 2.73%
Credit Cards 1.63% 1.32% 1.20% 1.52% 1.73% 2.12%
Total Loans 1.55% 1.38% 3.95% 19.82% 2.04% 17.32%
IBERIABANK 0.85% 0.80% 4.06% 23.04% 1.61% 20.21%
IBERIABANK fsb
3.97% 3.41% 3.54% 3.90% 3.30% 3.30%
Consolidated 1.55% 1.38% 3.95% 19.82% 2.04% 17.32%
* Includes nonaccruing loans
** Excludes FDIC assisted acquisitions

Asset Quality
Loan Loss Reserve
IBERIABANK Franchise
•
IBERIABANK Comprises 82% Of Consolidated Loan Portfolio
•
Legacy IBERIABANK Credits Performing Very Well
•
Classified Assets And NPAs Remain Favorable
•
$ 11 Million Loan Loss Provision In 1Q10 (4Q09 = $3 Million)
IBERIABANKfsb
Franchise
•
Construction Portfolio Continues To Compress
•
Continuing To Aggressively Address Potential Problems
•
$2 Million Loan Loss Provision in 1Q10 (4Q09 = $6 Million)
$5.1 Million In
Net Charge-Offs
In 1Q10 (0.36%
Of Average
Loans)
1Q09 2Q09 3Q09 4Q09 1Q10
Net Charge-Offs 2,242 $    3,116 $    22,980 $  2,283 $    5,094 $
Loan Growth 150         864         5,321      14,326     (501)
Change In Asset Quality 640         3,803      (3,006)     (7,349)     8,608
Loan Loss Provision 3,032 $    7,783 $    25,295 $  9,260 $    13,201 $
Net Charge-Offs/Avg. Loans 0.24% 0.33% 2.26% 0.18% 0.36%
Loan Loss Reserve/Loans 1.11% 1.21% 1.13% 0.96% 1.11%

Asset Quality
C&D Loans And
NPAs Compared To
Peers
Source: SNL, using most recent quarterly information Source: SNL, using most recent quarterly information
The Lowest Level Of
C&D Loan Exposure
Compared To Peers
One Of The Lowest
Levels Of NPAs
Compared To Peers

37 Asset Quality Commercial Real Estate Loan Portfolio Excludes covered loans related to FDIC-Assisted Acquisitions

Asset Quality
Commercial Real Estate Loan Portfolio
Note: Includes commercial construction and land development loans
Excludes covered loans related to FDIC-Assisted Acquisitions
IBERIABANK
IBERIABANK
fsb
TOTAL
Non-Owner Occupied
Current 686.8 $        189.6 $        876.3 $
Past Due 9.5 1.7 11.2
Nonaccrual 13.6 12.6 26.2
Total 709.9 $        203.8 $        913.7 $
% Nonaccrual 1.92% 6.17% 2.87%
Owner Occupied
Current 478.1 $        146.0 $        624.1 $
Past Due 1.2 0.3 1.4
Nonaccrual 3.8 6.2 10.0
Total 483.1 $        152.4 $        635.5 $
% Nonaccrual 0.79% 4.04% 1.57%
Total CRE 1,192.9 $     356.2 $        1,549.2 $
% Nonaccrual 1.46% 5.26% 2.33%
Last Qtr (12/31/09) 0.30% 6.45% 1.78%
Non-Owner Occup/Tier 1 Cap.
112% 127% 76%

39 Asset Quality Commercial Loan Composition Note: At March 31, 2010; Includes commercial construction and land development loans – excludes Covered Assets

40 Consumer Loan Portfolio

Consumer Loan Portfolio
By Product – Score Distribution
Note: Excludes Credit Cards Note: Excludes Credit Cards
Excludes Covered Loans from FDIC Acquisitions
Volume Score Volume Score Volume Score
HELOC 159 $          738    31 $         735    190 $       738
Home Equity Loans 211            724    131          727    342          726
Unsecured Lines 16              731    2              727    18            731
Unsecured 18              696    9              696    27            696
Other Secured 44              700    12            696    56            699
Indirect Auto 251            718    -           -     251          715
Total 699 $          717    184 $       714    883 $       719
Consumer Loan Portfolio - Product Type And Average Score
IBERIABANK IBERIABANK fsb IBERIABANK Corp
Score
Intervals HELOC
Home
Equity
Loans
Unsecured
Lines Unsecured
Other
Secured
Indirect
Auto
800 + 10% 13% 12% 6% 14% 14%
750 - 799 36% 34% 20% 27% 25% 30%
700 - 749 25% 23% 30% 26% 20% 21%
650 - 699 15% 13% 16% 17% 16% 17%
600 - 649 4% 7% 9% 10% 9% 8%
550 - 599 4% 4% 5% 5% 6% 5%
500 - 549 2% 3% 5% 5% 5% 3%
450 - 499 1% 1% 1% 2% 1% 1%
400 - 449 0% 0% 0% 0% 0% 0%
Other 1% 1% 3% 2% 3% 1%
Total 100% 100% 100% 100% 100% 100%
Avg. Score 738        726          731              696              699           718
Consumer Loan Portfolio - Score Distribution By Product

Consumer
Loan
Portfolio
Past Dues
By Product
Generally Good
And Stable
Asset Quality
Across
Consumer
Products
Excludes Covered Loans from FDIC Acquisitions
12/31/08 3/31/09 6/30/09 9/30/09 12/31/09 3/31/10
Home Equity Lines of Credit
30 to 59 Days Past Due 0.24% 0.68% 0.19% 0.32% 0.57% 0.86%
60 to 89 Days Past Due 0.13% 0.07% 0.14% 0.07% 0.33% 0.14%
Over 90 Days Past Due 0.11% 0.11% 0.19% 0.13% 0.07% 0.14%
Total 30+ Days Past Due 0.48% 0.86% 0.52% 0.51% 0.98% 1.14%
Net Charge-Offs 0.15% 0.23% 0.07% 1.25% 0.35% 0.47%
Home Equity Term Loans
30 to 59 Days Past Due 0.80% 0.56% 0.46% 0.57% 0.85% 1.08%
60 to 89 Days Past Due 0.09% 0.17% 0.17% 0.20% 0.22% 0.18%
Over 90 Days Past Due 0.05% 0.06% 0.28% 0.21% 0.32% 0.19%
Total 30+ Days Past Due 0.93% 0.79% 0.91% 0.98% 1.38% 1.45%
Net Charge-Offs 0.21% 0.13% 0.18% 0.81% 0.08% 0.46%
Indirect Loans
30 to 59 Days Past Due 0.59% 0.54% 0.49% 0.51% 0.64% 0.49%
60 to 89 Days Past Due 0.18% 0.12% 0.19% 0.16% 0.10% 0.07%
Over 90 Days Past Due 0.05% 0.05% 0.07% 0.06% 0.09% 0.07%
Non Accrual 0.30% 0.30% 0.32% 0.36% 0.39% 0.40%
Total 30+ Days Past Due 1.12% 1.00% 1.08% 1.08% 1.23% 1.04%
Net Charge-Offs 0.44% 0.43% 0.42% 0.54% 0.43% 0.31%
Credit Card Loans
30 to 59 Days Past Due 0.49% 0.27% 0.42% 0.32% 0.40% 0.37%
60 to 89 Days Past Due 0.45% 0.38% 0.18% 0.24% 0.30% 0.48%
Over 90 Days Past Due 0.61% 0.99% 0.72% 0.64% 0.54% 0.00%
Total 30+ Days Past Due 1.55% 1.63% 1.32% 1.20% 1.24% 0.85%
Net Charge-Offs 1.34% 2.82% 4.31% 2.48% 2.63% 3.03%
Other Consumer Loans
30 to 59 Days Past Due 1.20% 1.07% 0.70% 0.47% 0.83% 0.58%
60 to 89 Days Past Due 0.35% 0.15% 0.13% 0.33% 0.75% 0.25%
Over 90 Days Past Due 0.82% 0.12% 0.23% 0.36% 0.35% 0.45%
Total 30+ Days Past Due 2.37% 1.34% 1.07% 1.15% 1.94% 1.28%
Net Charge-Offs 1.88% 2.03% 1.40% 3.35% 1.54% 2.57%
Consumer Loan Portfolio - Quarterly Credit Statistics
Loans Past Due As A % of Product Loans

43 Consumer Loan Portfolio By Product – Origination Mix

44 Consumer Loan Portfolio By Product – Loan-To-Values

Consumer Loan Portfolio Indirect – 30+ Days Past Dues 45

46 Consumer Loan Portfolio Indirect – Net Charge-Offs

47 Markets

Markets – Local Economies
Unemployment – Vs. U.S. MSAs
Source: U.S. Department of Labor, Bureau of Labor Statistics Source: U.S. Department of Labor, Bureau of Labor Statistics
Curve Has
Continued
To Shift
Upward
Belly Of The
Curve Hit
Worst
Consistently
Low Rates Of
Unemploy-
ment In Our
Legacy
MSAs
Many Of Our
Legacy
Markets Not
Dependent
On Housing
For Growth

Markets – Local Economies
Freddie Mac – Regional Prices
FHLMC, “Home Prices Fall 0.4% in 2009”,
March 2, 2010
Source: Freddie Mac Source: Freddie Mac
Last 5-Year
Housing
Price Last 12 4Q09 vs.
Region States Included Change Months 3Q09
Pacific CA, OR, WA, HI, AK -8.0% 1.6% 1.8%
West South Central LA, AR, TX, OK 19.3% 1.5% -1.0%
West North Central IA, KS, MN, MO, ND, NE, SD 3.8% 1.1% -2.8%
East South Central TN, AL, MS, KY 14.4% 0.8% -0.4%
New England CT, MA, ME, NH, RI, VT -3.6% -0.1% -2.7%
Middle Atlantic NY, NJ, PA 12.4% -0.1% -0.4%
East North Central IL, IN, MI, OH, WI -6.0% -0.9% -12.1%
South Atlantic NC, SC, FL, GA, VA, MD, WV, DC, DE 1.0% -1.8% -12.1%
Mountain AZ, CO, ID, MT, NM, NV, UT, WY 2.6% -7.0% -10.9%
United States 0.3% -0.4% -5.4%

50 Markets – Local Economies Housing Price Change Vs. U.S. MSAs Source: Freddie Mac, 4Q09 Data Source: Freddie Mac, 4Q09 Data

Markets – Local Economies
House Price Decline Probability
Local Housing
Prices Did Not
Escalate
Rapidly, So
Little House
Price “Snap-
Back”
According To
PMI, Our
Legacy Markets
Have Some Of
The Lowest
Probabilities To
Exhibit Housing
Price Declines
Over Next 2
Years
Source: PMI Economic Real Estate Trends Source: PMI Economic Real Estate Trends

IBERIABANK
Market Demographics
Source: SNL Financial
MSA
Market
IBKC Dep
Mkt. Share
(%)
Percent of
IBKC
Franchise
Market
Population
Population
Change
2000-09
(%)
Projected
Population
Change
2009-14
(%)
Median
HH
Income
2009
($)
HH
Income
Change
2000-09
(%)
Projected
HH Income
Change
2009-14
(%)
FLORIDA
Naples-Marco Island, FL 10.79 16.63 331,285 31.79 10.67 63,299 30.75 5.13
Bradenton-Sarasota-Venice, FL 1.55 12.25 721,598 22.31 8.45 52,726 29.60 6.01
Miami-Fort Lauderdale-Pompano Beach-Homestead, FL 0.16 3.69 5,549,666 10.83 3.49 52,512 30.34 4.03
Key West, FL 8.40 2.47 73,639 (7.48) (4.11) 54,614 27.82 (0.02)
Cape Coral-Fort Myers, FL 1.43 2.30 645,899 46.50 17.89 52,154 29.34 5.02
Jacksonville, FL 0.37 1.75 1,392,346 24.01 10.33 55,237 29.52 4.49
LOUISIANA
Lafayette, LA 22.72 15.17 260,628 9.01 4.00 41,287 16.34 3.26
New Iberia, LA 37.70 7.10 75,954 3.67 1.18 35,547 14.44 1.11
New Orleans-Metairie-Kenner, LA 1.79 6.30 1,166,214 (11.42) 11.89 42,739 21.00 (1.80)
Baton Rouge, LA 2.14 4.13 782,691 10.87 5.21 43,138 15.25 3.29
Monroe, LA 11.53 3.93 173,860 2.24 0.70 36,070 13.68 4.15
Shreveport-Bossier City, LA 2.39 1.73 393,983 4.79 1.82 38,191 15.09 2.36
Ruston, LA 10.26 1.33 58,032 0.22 (0.37) 30,974 12.44 1.60
Crowley, LA 7.39 0.71 61,376 4.27 1.64 30,304 13.63 0.37
Abbeville, LA 5.33 0.60 56,905 5.76 2.08 32,473 10.30 1.26
Bastrop, LA 6.53 0.24 29,521 (4.84) (3.32) 28,280 12.55 1.06
Houma-Bayou Cane-Thibodaux, LA 0.39 0.20 204,970 5.40 1.43 40,199 14.56 4.23
ARKANSAS
Little Rock-North Little Rock-Conway, AR 3.15 5.28 686,372 12.42 5.94 51,839 33.16 4.95
Jonesboro, AR 7.62 2.34 118,164 9.65 4.59 40,548 30.35 7.34
Fayetteville-Springdale-Rogers, AR-MO 1.44 1.40 456,132 31.43 13.38 49,287 36.00 4.35
Paragould, AR 1.61 0.15 41,326 10.70 5.46 39,417 27.77 6.28
TENNESSEE
Memphis, TN-MS-AR 0.46 1.34 1,321,291 9.63 4.39 52,209 31.81 4.71
ALABAMA
Birmingham-Hoover, AL 0.93 3.25 1,124,423 6.86 3.26 45,864 20.69 4.91
Montgomery, AL 1.06 1.09 371,467 7.20 3.67 44,553 19.70 3.98
Huntsville, AL 1.10 1.03 397,307 16.04 7.87 52,034 20.52 3.14
Mobile, AL 0.07 0.06 410,457 2.65 1.41 39,943 18.48 4.39
Aggregate: National 96.46 309,731,508 10.06 4.63 54,719 29.78 4.06
IBKC
Rank
4
5
54
5
17
26
1
1
12
6
4
7
2
4
9
6
13
9
4
19
8
33
13
14
13
19
IBKC
Deposits
1,260,813
928,434
279,532
186,951
174,194
132,566
1,149,488
538,043
477,850
312,764
297,896
130,931
101,101
53,818
45,285
17,901
15,277
400,326
177,513
106,203
11,528
101,656
246,572
82,324
77,960
4,191
IBKC
Offices
7
14
4
5
4
3
13
4
12
4
7
2
2
2
2
2
1
11
6
8
1
2
4
2
2
1

Markets – Branches
Historical Office Optimization
Entered 3 New Markets
Acquired 12 Offices (All)
Closed/Consolidated 18
Offices (All Types)
Opened 10 New Bank
Offices
Opened 7 Mortgage
Offices
Divested/Sold 1 Office
5 Office Realignments
1999 Through 2005 Since 2005
Entered 26 New Markets
Acquired 138 Offices (All)
Closed/Consolidated 26
Offices (All Types)
Opened 15 New Bank
Offices
Opened 15 Mortgage
Offices
Opened 1 Title Office
11 Office Realignments

Period-End Loan And Deposit Volumes

Markets - Branches
Branch Expansion Initiative
13 Offices
1Q10 Loans
Of $184 mm
(+25% Over
1-Year)
1Q10
Deposits Of
$317 mm
(+53% Over
1-Year)
Closed One
Office
(Prairieville)

55 Markets – Local Economies Oil & Gas Impact Source: Bloomberg Source: Bloomberg

Summary Of IBKC
Industry Operating Environment--Challenging
•
Housing
•
Credit Risk
•
Interest Rate Risk
•
Operations Risk
We Tend To Move “Ahead Of The Curve”
Focus On Long-Term Investments & Payback
Organic And External Growth
Expense Controls And Revenue Growth
EPS/Stock Price Linkage - Shareholder Focus
Favorable Risk/Return Compared To Peers